EXHIBIT 10.4

RESOLUTIONS OF

THE BOARD OF DIRECTORS OF

TGR FINANCIAL, INC.

Meeting held September 22, 2012

WHEREAS, pursuant to a Reorganization Agreement and Plan of Share Exchange between TGR Financial, Inc. (the “Company”) and First National Bank of the Gulf Coast (the “Bank”), dated June 26, 2012, the Company agreed, following consummation of a reorganization (the “Reorganization”) whereby the Bank would become a wholly owned subsidiary of the Company, to adopt the Bank’s Amended and Restated Directors’ Stock Option Plan (the “Directors’ Plan”) and the Bank’s Amended and Restated Officers’ and Employees’ Plan (the “Officers’ and Employees’ Plan”, and, together with the Directors’ Plan, the “Plans”);

WHEREAS, it is anticipated that the Reorganization will be consummated on or about September 25, 2012 by the filing of Articles of Share Exchange by the Company with the Department of State of the State of Florida, on which date the Company will assume the Plans;

WHEREAS, the board of directors (the “Board”) of the Company has determined that it is in the best interests of the Company and its stockholders to make certain clarifications as to the operation of the Plans following completion of the Reorganization; and

WHEREAS, the Board has further determined that it is in the best interests of the Company and its stockholders to amend certain provisions of the Plans following completion of the Reorganization.

NOW, THEREFORE, BE IT:

Assumption of the Plans

RESOLVED, that, as of the effective date of the Reorganization, as specified in the Articles of Share Exchange, each of the Plans will be a Plan of the Company and not the Bank;

Amendments to the Directors’ Plan

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Directors’ Plan is hereby amended to replace the caption of the Plan with the following caption:

TGR FINANCIAL, INC.

AMENDED AND RESTATED

DIRECTORS’ STOCK OPTION PLAN

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Directors’ Plan is hereby amended to add the following new fourth and fifth recitals to the Plan:

WHEREAS, on September 25, 2012, TGR Financial, Inc. (the “Company”) adopted the Plan following completion of a reorganization whereby the Bank became a wholly owned subsidiary of the Company; and

WHEREAS, in light of adoption by the Company of the Plan, in each appropriate place, taking context into consideration, where the term “Bank” appears in the Plan, the word “Company” shall be substituted therefor.”

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to replace the definition of the term “Board” and “Board of Directors” contained in Article I in its entirety with the following definition:

“Board” or “Board of Directors” shall mean the board of directors of the Company.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to insert the following new definition of the term “Company”, to be placed in alphabetical order in Article I:

“Company” shall mean TGR Financial, Inc., a Florida corporation.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to replace the definition of the term “Director” contained in Article I in its entirety with the following definition:

“Director” shall mean any individual who is serving as a director of the Company or the Bank.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to replace the definition of the term “Plan” contained in Article I in its entirety with the following definition:

“Plan” shall mean this TGR Financial, Inc. Amended and Restated Directors’ Stock Option Plan.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to replace the definition of the term “Service” contained in Article I in its entirety with the following definition:

“Service” shall mean the tenure of an individual as a director of the Company or the Bank.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Director’s Plan is hereby amended to replace the definition of the term “Stock” contained in Article I in its entirety with the following definition:

“Stock” shall mean the common stock of the Company, par value $1.00 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 2.1 of the Director’s Plan is hereby amended by replacing such Section 2.1 in its entirety, as follows:

2.1 Name. This plan shall be known as the “TGR Financial, Inc. Amended and Restated Directors’ Stock Option Plan”.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 2.4 of the Directors’ Plan is hereby amended by replacing such Section 2.4 in its entirety, as follows:

2.4 Participants. Only Directors shall be eligible to receive Options under the Plan.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 4.3 of the Directors’ Plan is hereby amended by replacing such Section 4.3 in its entirety, as follows:

4.3 Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Plan, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 of the Plan and Section 4.1 of the Company’s Amended and Restated Officers’ and Employees’ Stock Option Plan shall be proportionately and appropriately adjusted by the Compensation Committee; provided, however, the maximum number of shares that may be issued under both the Plan and the Officers’ and Employees’ Amended and Restated Stock Option Plan shall not exceed 10% of the total number of the Company’s issued and outstanding shares of common stock and preferred stock (if any), in the aggregate, calculated on a net-settlement basis.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Sections 5.5(a) and 5.5(b) of the Directors’ Plan are hereby amended by replacing such Sections 5.5(a) and 5.5(b) in their entirety, as follows:

5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

(a) If an Optionee’s Service shall be terminated for any reason other than the retirement after age fifty-nine and one-half (59.5) or the disability (as defined in Section 5.5(c) hereof) or death of the Optionee, then the Options held by such Optionee, which are vested but unexercised, may be exercised within ninety (90) days of such termination of Services.

(b) If an Optionee’s Service shall be terminated by reason of retirement from the Board of Directors of the Bank (or a Related Company) under the Bank’s retirement plan or policy, or death or disability (as defined in Section 5.5 (c) hereof) of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the successor Trustee of the Optionee’s Trust containing dispositive provisions, or the person or persons to whom the Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s vested portion of the Option at any time during the option term as defined in the Optionee’s award agreement, subject to compliance with Code Section 409A. Notwithstanding anything to the contrary contained in the Plan, for all Options granted after June 28, 2010 (the date on which this amended Section 5.5(b) was approved by the Board of Directors of the Bank), in the event of the death of the Optionee, the Options must be exercised prior to the expiration of the Option or within ninety (90) days from the date of Optionee’s death, whichever is later.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 8.1 of the Directors’ Plan is hereby amended by replacing such Section 8.1 in its entirety, as follows:

8.1 Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Director the right to continue in the Service of the Company or the Bank.

Amendments to the Officers’ and Employees’ Plan

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the caption of the Plan with the following caption:

TGR FINANCIAL, INC.

AMENDED AND RESTATED

OFFICERS’ AND EMPLOYEES’ STOCK OPTION PLAN

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to add the following new fourth and fifth recitals to the Plan:

WHEREAS, on September 25, 2012, TGR Financial, Inc. (the “Company”) adopted the Plan following completion of a reorganization whereby the Bank became a wholly owned subsidiary of the Company; and

WHEREAS, in light of adoption by the Company of the Plan, in each appropriate place, taking context into consideration, where the term “Bank” appears in the Plan, the word “Company” shall be substituted therefor.”

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the definition of the term “Board” and “Board of Directors” contained in Article I in its entirety with the following definition:

“Board” or “Board of Directors” shall mean the board of directors of the Company.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to insert the following new definition of the term “Company”, to be placed in alphabetical order in Article I:

“Company” shall mean TGR Financial, Inc., a Florida corporation.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the definition of the term “Employee” contained in Article I in its entirety with the following definition:

“Employee” shall mean any individual who is employed with the Company or the Bank as an officer or employee.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the definition of the term “Plan” contained in Article I in its entirety with the following definition:

“Plan” shall mean this TGR Financial, Inc. Amended and Restated Officers’ and Employees’ Stock Option Plan.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the definition of the term “Service” contained in Article I in its entirety with the following definition:

“Service” shall mean the tenure of an individual as a Employee of the Company or the Bank.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, the Officers’ and Employees’ Plan is hereby amended to replace the definition of the term “Stock” contained in Article I in its entirety with the following definition:

“Stock” shall mean the common stock of the Company, par value $1.00 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 2.1 of the Officers’ and Employees’ Plan is hereby amended by replacing such Section 2.1 in its entirety, as follows:

2.1 Name. This plan shall be known as the “TGR Financial, Inc. Amended and Restated Officers’ and Employees’ Stock Option Plan”.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 2.4 of the Officers’ and Employees’ Plan is hereby amended by replacing such Section 2.4 in its entirety, as follows:

2.4 Participants. Only Employees shall be eligible to receive Options under the Plan.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 4.3 of the Officers’ and Employees’ Plan is hereby amended by replacing such Section 4.3 in its entirety, as follows:

4.3 Stock Adjustments; Mergers and Combinations. Notwithstanding any other provision in this Plan, if the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 of the Plan and Section 4.1 of the Company’s Directors’ Amended and Restated Stock Option Plan shall be proportionately and appropriately adjusted by the Compensation Committee; provided, however, the maximum number of shares that may be issued under both the Plan and the Directors’ Amended and Restated Stock Option Plan shall not exceed 10% of the total number of the Company’s issued and outstanding shares of common stock and preferred stock (if any), in the aggregate, calculated on a net-settlement basis.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Sections 5.5(a), 5.5(c) and 5.5(d) of the Officers’ and Employees’ Plan are hereby amended by replacing such Sections Sections 5.5(a), 5.5(c) and 5.5(d) in their entirety, as follows:

5.5 Effect of Death, Disability, Retirement, or Other Termination of Service.

(a) If an Optionee’s Service shall be terminated for “cause,” as defined in Section 5.5 (b) hereof, then any Options held by the Optionee, which are vested and unexercised may be exercised within ninety (90) days from the date on which the Optionee is first notified in writing by the Bank of such termination for cause

(c) If an Optionee’s Service shall be terminated for any reason other than for cause (as defined in Section 5.5 (b) hereof) and other than the retirement after age fifty-nine and one-half (59.5) or the disability (as defined in Section 5.5(e) hereof) or death of the Optionee, then any Options held by such Optionee, which are vested but unexercised may be exercised within ninety (90) days of the date of such termination of Service.

(d) If an Optionee’s Service shall be terminated by reason of retirement from active employment with the Bank (or a Related Company) under the Bank’s retirement plan or policy, or death or disability (as defined in Section 5.5(c) hereof) of the Optionee, then the Optionee or personal representative or administrator of the estate of the Optionee or the successor Trustee of the Optionee’s Trust containing dispositive provisions, or the person or persons to whom the Option granted hereunder shall have been validly transferred by the personal representative or administrator pursuant to the Optionee’s will or the laws of descent and distribution, as the case may be, shall have the right to exercise the Optionee’s vested portion of any Options at any time during the option term as defined in the Optionee’s award agreement, subject to compliance with Code Section 409A. Notwithstanding anything to the contrary contained in the Plan, for all Nonstatutory Stock Options (as defined in the Plan) granted after June 28, 2010 (the date on which this amended Section 5.5(d) was approved by the Board of Directors of the Bank), in the event of the death of the Optionee, the Options must be exercised prior to the expiration of the Option or within ninety (90) days from the date of Optionee’s death, whichever is later.

FURTHER RESOLVED, that, effective upon completion of the Reorganization and adoption of the Plans by the Company, Section 10.1 of the Officers’ and Employees’ Plan is hereby amended by replacing such Section 10.1 in its entirety, as follows:

10.1 Service. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any Employee the right to continue in the Service of the Company or the Bank.

General Authority

FURTHER RESOLVED, that the Board hereby ratifies and confirms all actions of its proper officers, directors and agents taken in connection with the foregoing resolutions; and

FURTHER RESOLVED, that the proper officers of the Company be, and hereby are, authorized to take any and all such further action and to execute any and all such further documents, in the name and on behalf of the Company, as shall be necessary or appropriate to carry out the intent and accomplish the purposes of the foregoing resolutions.